UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 29, 2017

CBL & ASSOCIATES PROPERTIES, INC.

CBL & ASSOCIATES LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
Delaware	333-182515-01	62-1542285
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2030 Hamilton Place Blvd., Suite 500, Chattanooga, TN 37421
(Address of principal executive office, including zip code)

423.855.0001
(Registrant's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
On August 29, 2017, CBL & Associates Limited Partnership (the “Operating Partnership”), the majority-owned operating partnership subsidiary of CBL & Associates Properties, Inc. (the “Company”), and the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, Jefferies LLC and U.S. Bancorp Investments, Inc., as representatives of the underwriters listed on Schedule A thereto (the “Underwriters”), pursuant to which the Operating Partnership agreed to sell to the Underwriters an additional $225 million of the Operating Partnership's 5.95% Senior Notes due 2026 (the “Notes”), of which $400 million were previously issued on December 13, 2016. Upon the consummation of this offering, the aggregate principal amount outstanding of the Notes will be $625 million. The additional offering of the Notes is described in the Company's and the Operating Partnership's prospectus supplement, dated August 29, 2017, and the accompanying prospectus, dated July 2, 2015, filed with the Securities and Exchange Commission. The Notes were issued pursuant to the Company's and the Operating Partnership's existing shelf registration statement on Form S-3ASR (File Nos. 333-205457 and 333-205457-01).The description herein of the Underwriting Agreement is qualified in its entirety, and the terms there are incorporated herein, by reference to the Underwriting Agreement filed as Exhibit 1.1 hereto.
Item 7.01 Regulation FD Disclosure
The Operating Partnership intends to use the net proceeds of approximately $218.9 million to reduce amounts outstanding under its unsecured revolving credit facilities and for general business purposes. The press release announcing the pricing of the Notes is furnished as Exhibit 99.1 hereto.
Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired
Not applicable

(b)	Pro Forma Financial Information
Not applicable

(c)	Shell Company Transactions
Not applicable

(d)	Exhibits

Exhibit Number	Description
1.1
Underwriting Agreement, dated August 29, 2017, by and among, CBL & Associates Limited Partnership and CBL & Associates Properties, Inc. and Wells Fargo Securities, LLC, Jefferies LLC and U.S. Bancorp Investments, Inc., as representatives of the underwriters listed on Schedule A thereto

5.3	Opinion of Husch Blackwell LLP as to the legality of the registered securities
8.3	Tax opinion of Husch Blackwell LLP
23.1	Consent of Husch Blackwell LLP (included in Exhibit 5.3 and Exhibit 8.3 hereto)
99.1	Press Release - CBL Prices $225 Million Aggregate Principal Amount of 5.950% Senior Unsecured Notes Due 2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

/s/ Farzana Khaleel
___________________________________
Farzana Khaleel
Executive Vice President -
Chief Financial Officer and Treasurer

CBL & ASSOCIATES LIMITED PARTNERSHIP

By: CBL HOLDINGS I, INC., its general partner

/s/ Farzana Khaleel
___________________________________
Farzana Khaleel
Executive Vice President -
Chief Financial Officer and Treasurer

Date: August 30, 2017